UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, Vanda Pharmaceuticals Inc. (“Vanda”) has been involved in litigation with Roxane Laboratories, Inc. (“Roxane”) and its affiliates, West-Ward Pharmaceuticals International Limited and West-Ward Pharmaceuticals Corp (together, “West-Ward”), since Vanda filed a lawsuit against Roxane in the U.S. District Court for the District of Delaware (the “Delaware District Court”) for patent infringement in June 2014. The lawsuit was filed in response to Roxane’s submission to the U.S. Food and Drug Administration (the “FDA”) of an Abbreviated New Drug Application (“ANDA”) for a generic version of Fanapt® prior to the expiration of certain of Vanda’s patents covering Fanapt®, including U.S. Patent No. 8,586,610 (the “‘610 Patent”). In August 2016, the Delaware District Court ruled in Vanda’s favor, permanently enjoining Roxane from manufacturing, using, selling, offering to sell, distributing or importing any generic iloperidone product described in Roxane’s ANDA until the expiration of the ‘610 Patent in November 2027, or May 2028 if Vanda obtains pediatric exclusivity. In April 2018, following an appeal by Roxane of the Delaware District Court’s decision to the Federal Circuit Court of Appeals (the “Federal Circuit”), the Federal Circuit affirmed the Delaware District Court’s ruling. In June 2018, West-Ward, having replaced Roxane as defendants following the acquisition of Roxane by West-Ward’s parent company, Hikma Pharmaceuticals PLC, petitioned the Federal Circuit for a rehearing en banc. In August 2018, the Federal Circuit denied West-Ward’s petition. In January 2019, West-Ward filed a petition in the U.S. Supreme Court for a writ of certiorari seeking reversal of the Federal Circuit’s decision. In March 2019, the U.S. Supreme Court invited the Solicitor General of the U.S. to file a brief in the matter expressing the views of the U.S., and on January 13, 2020, the U.S. Supreme Court denied West-Ward’s petition.

A press release announcing the U.S. Supreme Court’s decision is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of Vanda Pharmaceuticals Inc. dated January 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2020	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary